Exhibit 99.1

Developing Breakthrough Solutions for Endoscopy June 2018 NASDAQ: MOTS www.motusgi.com

Forward-Looking Statements This presentation contains certain forward-looking statements, “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” including those relating to the Company’s product development, “potential,” “predict,” “project,” “should,” “would” and similar clinical studies, clinical and regulatory timelines, market expressions and the negatives of those terms. These statements opportunity, competitive position, possible or assumed future relate to future events or our financial performance and involve results of operations, business strategies, potential growth known and unknown risks, uncertainties, and other factors opportunities and other statements that are predictive in which may cause actual results, performance or achievements nature. The Company has made every reasonable effort to to be materially different from any future results, performance ensure the information and assumptions on which these or achievements expressed or implied by the forward-looking statements are based are current, reasonable and complete. statements. Such factors include those set forth in the However, a variety of factors, many of which are beyond the Company’s filings with the SEC. Prospective investors are Company’s control, affect the Company’s operations, cautioned not to place undue reliance on such forward-looking performance, business strategy and results and there can be no statements, which speak only as of the date of this assurances that the Company’s actual results will not differ presentation. The Company undertakes no obligation to publicly materially from those indicated herein. Additional written and update any forward-looking statement, whether as a result of oral forward-looking statements may be made by the Company new information, future events or otherwise. from time to time in filings with the Securities and Exchange Commission (SEC) or otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe-harbor for forward-looking statements. These statements may be identified by the use of forward-looking expressions, including, but not limited to, 2

Developing Breakthrough Solutions for GI Endoscopy FDA Cleared Flagship Product, Pure Vu® System, Enables Rapid Bowel Cleansing During Colonoscopy Procedures Targeting multi billion dollar market opportunity Leveraging existing hospital reimbursement (DRG) Developing key clinical and health economic data to potentially create new standard of care 3

Targeting Multi-Billion Dollar Market Opportunities Current Focus Inpatient: Lower GI Colonoscopy 3.8M1 Value: Lower costs, speed diagnosis, DRG-based reimbursement Worldwide Procedures Annually Expansion Opportunities Inpatient: Upper GI Bleed Endoscopy 1M2 Value: Removes clots and debris to provide a clear field of view Worldwide Procedures Annually Outpatient: High Medical Need/ 5.7M3 Difficult to Prep Colonoscopy Worldwide Value: Eliminates repeat procedures, improves diagnosis Procedures Annually 1: HRA Healthcare Research & Analytics - Market Research, May 2015 4 2: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company’s current estimate 3: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506

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Pure-Vu® Overview Disposable Workstation Sleeve on Scope Integrates easily with current scopes and physician workflow Highly effective pulsed vortex irrigation to break up colon content Efficient evacuation with anti clogging Auto Purge technology Standard Strong intellectual property colonoscope Irrigation ports Evacuation port 6 The Pure-Vu® system is indicated for use in “poorly prepped” colons

Clinical Results Indicate Outstanding Cleaning Performance Reduced Prep: ~18 Hour Full Liquid Diet and Dulcolax® % of Subjects Adequately Prepped Boston Bowel Preparation Scale (BBPS) According to BBPS Standard1 Score Pre and Post Pure-Vu® 100% 100.0% Pure-Vu® Study Pre PV Post PV 98.0% 90% Multicenter Study 1 (N=48) 5.0 + 1.52 8.8 + 1.14 80% 70% Multicenter Study 2 (N=46) 2.8 + 2.28 8.5 + 0.84 60% BBPS is a scale of 0 (dirty) to 9 (pristinely clean) 50% Colon Pre and Post Pure-Vu® 40% 30% 31.0% 20% 19.0% 10% 0% Pure-Vu® Pure-Vu® Multicenter Study 1 Multicenter Study 2 (N=48) (N=46) Pre PV Post PV 7 1: Per protocol analysis - data on file. - BBPS >= 2 in each segment

Inpatient Colonoscopy Procedures 3.8M Worldwide Patients Annually1 Lower Severe Unknown Spinal Cord GI Bleeds Anemia Abdominal Pain Injury (VA) ER, ICU and Bowel Prep and Procedure Successful Exam and Hospital Ward Take Place in Hospital Patient Discharged Fixed bundled payments cover entire episode of care based on DRG reimbursement 8 1: HRA Healthcare Research & Analytics - Market Research, May 2015

Bowel Prep Challenges Represent Significant Burden Insufficient bowel prep leads to frequent delays, procedure failures and increased costs 55% Occupied Bed Inpatient 24 Hour Repeat Repeat Insufficiently Not Available for Colonoscopy Bowel Prep Bowel Prep Procedures Prepped1 New Patients ~2 days longer length of stay1 ~$8,000 increases in hospital cost1 9 1: Keswani R., Dig Dis Sci, 2015; 60:3482 3490

Potential to Reduce Direct Costs for Inpatient Colonoscopy Potential to become new standard of care Accelerated Bed Inpatient Turn-over for Colonoscopy New Patients Pure-Vu® has the potential to: Reduce time to successful bowel prep Eliminate repeat procedures Improve quality of exam and diagnosis Reduce the length of stay and direct costs 10

REDUCE Study Targeted Completion in Q4 2018 Currently Enrolling Patients 100 Patient, single-arm, multi-center, prospective study Enables First Time Procedure Success 55% Accelerated Bed Inpatient 24 Hour Repeat Repeat Insufficiently Turn-over for Colonoscopy Bowel Prep Bowel Prep Procedures Prepped1 New Patients Primary Endpoint: Key Health Economic Endpoint: BBPS index - improved Time to successful exam vs. bowel cleansing current standard 11 1: Keswani R., Dig Dis Sci, 2015; 60:3482 3490

Lower GI Bleed Study Expected to Initiate 2nd Half 2018 Feasibility study to accelerate time to procedure Shorten Time to Colonoscopy Procedure and Diagnosis Emergent 55% Accelerated Bed Lower GI Bleed 24 Hour Repeat Repeat Insufficiently Turn-over for Bowel Prep Bowel Prep Procedures Patient Prepped1 New Patients Key Study Objectives: BBPS index - improved bowel cleansing % of successful colonoscopy in less than 24 hours Improve diagnostic yield 12 1: Keswani R., Dig Dis Sci, 2015; 60:3482 3490

Driving Cost Savings to Support Value Based Pricing Potential direct hospital cost savings based on shortened length of stay* ~$2,000 per patient in US1 ~$1,000 per patient in key OUS markets2 Prospective value based pricing Disposable ASP: $500-$1,000 Workstation ASP: $40K-$80K ~$5.3 Billion1,2 Potential Direct Hospital Cost Savings in Key OUS Markets ~$3 Billion1 Potential Direct Hospital Cost Savings in US * Doesn’t include benefits of accelerated bed turnover, improved diagnostic yields or eliminated repeat prep and procedures * Potential one day reduction in hospital stay per patient 1: KFF, Hospital Adjusted Expenses per Inpatient Day, 2015; incorporates company’s current estimate 13 2: Department of Health and Children, Value for Money and Policy Review of the Economic Cost and Charges associated with Private and Semi-Private Treatment Services in Public Hospitals; incorporates company’s current estimate

Inpatient Expansion Opportunity Market Opportunity Inpatient: Upper GI Bleed Endoscopy Value: 1M1 Remove clots and debris to provide clear field of view Worldwide Leverage existing hospital call points, doctors and sales force Procedures Annually Potential Product Launch in 20202 14 1: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company’s current estimate 2: New upper GI disposable product launch

Outpatient Expansion Opportunity Outpatient: High Medical Need/Difficult to Prep Colonoscopy Market Opportunity Value: ~23% of patients present with an inadequately prepped colon1 5.7M2 Eliminate repeat procedures, improves diagnosis Worldwide Procedures Annually Leverage existing product and hospital call points Potential to expand into this population in 2021 Cost Minimization Analysis of High-Risk CRC Patients Found that Pure-Vu® System has the Potential to:3 Reduce CRC incidence by an estimated 36% by improving the quality of the exam Minimize overall per-patient costs by up to $3,400 for private payer patients and up to $1,600 for Medicare patients Reduce direct costs of repeated procedures due to inadequate prep by approximately 77-82% 1: HRA Healthcare Research & Analytics - Market Research, May 2015 15 2: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506 3: Gralnek, I., The Pure-Vu Colon Cleansing System Reduces Lifetime Costs and Incidence of Colorectal Cancer (CRC) A Cost Minimization Analysis; DDW Week® 2018

5.7M1 Worldwide HMN / Inadequate Prep Colonoscopy Procedures Annually 1M 2 Worldwide Upper GI Bleed Endoscopy Procedures Annually 3.8M3 Worldwide Inpatient Colonoscopy Procedures Annually 2018 2019 2020 - 2021 Beyond Market Development Commercial Introduction Commercial Growth Commercial Expansion Driving clinical / health Inpatient - full market launch Global expansion Become standard of care for economic data Scale manufacturing and Expand into upper GI inpatient inpatient market Developing practice logistics and HMN outpatients markets Global operations at full management model commercial scale Building KOL champions 1: HRA Healthcare Research & Analytics - Market Research, May 2015 16 2: El-Tawil AM, World J Gastroenterol, 2012 Mar 21;18(11):1154-8; incorporates company’s current estimate 3: Hassan C. et.al., Clinical Gastroenterology and Hepatology, 2012;10:501-506

Robust Intellectual Property Covers Innovative Portfolio of Technologies Rooted in Systems and Methods for Cleaning Body Cavities With or Without the Use of Endoscope 7 10 18 Issued patents in Pending patents Pending United States, in United States patents outside Europe and Asia United States 17

Market Cap: $92M1 Common Shares Outstanding: ~15.6M Financial Profile: NASDAQ: MOTS Average Daily Volume: ~57K1 Cash Balance: ~$18.6M2 1: Based on June 1, 2018 closing price of $5.88 per share 18 2: As of March 31, 2018

Management Team Mark Pomeranz, Chief Executive Officer Andrew L. Taylor, MBA, Chief Financial Hagit Ephrath, VP, Clinical Regulatory Officer and Health Economics 30 years of experience in the medical device Over 20 years of experience serving as a Nearly 20 years of medical device experience industry with strong track record of success financial officer, operating executive and focused on managing statistics, regulatory in both start-ups and in large multinational business advisor across start-ups, emerging affairs, clinical and quality assurance organizations growth and Fortune 500 companies in both activities through all phases of development the U.S. and abroad CARMEL BIOSENSOR James Zardeskas, VP, Quality Assurance Gil Balog, General Manager, Israel Over 30 years of cross functional medical Extensive knowledge in product device experience at both startups and large management, project management, product organizations with focus in manufacturing roadmap development, engineering, and process development engineering operations and production 19

Board of Directors David Hochman Gary Jacobs Shervin Korangy Samuel Nussbaum Chairman Director of Corbus, Adgero, Managing Director, Jacobs CFO and Chief Strategy Officer of Former EVP, Clinical Health Policy Caliber, and BackBeat; Managing Investment Company Beaver-Visitec International & CMO of Anthem, Inc., one of Partner, Orchestra Medical the largest health benefits Ventures companies in U.S. JACOBS INVESTMENT COMPANY Mark Pomeranz Gary J. Pruden Darren R. Sherman Chief Executive Officer CEO, Motus GI Former Executive Vice President CEO of Caliber Therapeutics; and Worldwide Chairman for the Managing Partner, Orchestra Johnson & Johnson Medical Medical Ventures Devices group 20

Physician Advisory Board Gerald Bertiger, MD Steven A. Edmundowicz, MD, Prof. Ian Gralnek, MD, MSHS, Seth A. Gross, MD, FACG, FASGE FASGE FASGE, AGAF Managing Partner and President of Medical Director, Digestive Health Chief, Ellen and Pinchas Mamber Associate Professor of Medicine, Hillmont, GI, P. C.; Section Chief of Center, University of Colorado Institute of Gastroenterology; NYU Langone Health Gastroenterology and Director of Hospital; Visiting Professor of Ha’Emek Medical Center, Afula, the Endoscopy Unit at Chestnut Medicine, University of Colorado Israel; Rappaport Faculty of Hill Hospital School of Medicine, Aurora, CO Medicine Technion-Israel Institute of Technology Brian Jacobson, MD, MPH, David Lieberman, MD, FACG Ori Segol, MD Prof. Peter D. Siersema, MD, AGAG, FASGE Phd, FASGE Medical Director, Boston Professor of Medicine, Chief, Director of Gastroenterology, Professor of Endoscopic Accountable Care Organization Division of Gastroenterology and Carmel Medical Center, Haifa, Gastroenterology Oncology, Dept. Section of Gastroenterology Hepatology, Oregon Health and Israel of Gastroenterology and Oncology, Boston Medical Center. Science University, Portland, OR Hepatology, Radboud University Associate Professor, Boston Medical Center, Nijmegen, University School of Medicine, Netherlands Boston, MA 21

Near Term Value Catalysts Secured Initiate Launch Complete Financing REDUCE Study Multiple Studies REDUCE Study Public Offering Medical Advisory Initiate lower GI bleed Complete REDUCE Board Appointment inpatient study inpatient study Pure-Vu® CE mark approval Initiate REDUCE Initiate high medical Present data from prep inpatient study need outpatient study reduction study Issuance of EU patent Report health Launch slim-scope Finalize GEN 2 product Issuance of US Patent economic data at compatible system design DDW 2018 Q1 Q2 Q3 Q4 2018 2018 2018 2018 22

Revolutionizing the large and growing GI endoscopy market Inpatient market represents multi-billion dollar opportunity Investment Building a strong foundation of clinical and health economic data Highlights Opportunity to become standard of care in key endoscopy segments Highly-experienced management team with proven track record 23

Thank you info@motusgi.com NASDAQ: MOTS www.motusgi.com